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                                   EXHIBIT A

     AGREEMENT OF DOLPHIN COMMUNICATIONS FUND, L.P., DOLPHIN COMMUNICATIONS
       PARALLEL FUND, L.P., DOLPHIN COMMUNICATIONS FUND II, L.P., DOLPHIN COMMUNICATIONS PARALLEL FUND II (NETHERLANDS), L.P., DOLPHIN COMMUNICATIONS,
L.P., DOLPHIN COMMUNICATIONS II, L.P., DOLPHIN COMMUNICATIONS I, L.L.C., DOLPHIN
 COMMUNICATIONS, L.L.C. AND RICHARD BREKKA, PURSUANT TO RULE 13d-1(k) UNDER THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


The undersigned hereby agree that the statement on schedule 13D/A to which this Agreement is annexed as Exhibit A is filed on behalf of each of them in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date: March 13, 2006

                                 DOLPHIN COMMUNICATIONS FUND, L.P.

                                 By:    Dolphin Communications, L.P.,
                                        Its General Partner

                                 By:    Dolphin Communications I, L.L.C.,
                                        Its General Partner

                                        By: /s/ Richard Brekka
                                            _________________________________
                                            Name:  Richard J. Brekka
                                            Title:  President

                                 DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.

                                 By:    Dolphin Communications, L.P.,
                                        Its General Partner

                                 By:    Dolphin Communications I, L.L.C.,
                                        Its General Partner

                                        By: /s/ Richard Brekka
                                            __________________________________
                                            Name:  Richard J. Brekka
                                            Title:  President

                                 DOLPHIN COMMUNICATIONS FUND II, L.P.

                                 By:    Dolphin Communications II, L.P.,
                                        Its General Partner

                                 By:    Dolphin Communications, L.L.C.,
                                        Its General Partner

                                        By: /s/ Richard Brekka
                                            _________________________________
                                            Name:  Richard J. Brekka
                                            Title:  President

                                 DOLPHIN COMMUNICATIONS PARALLEL FUND
                                 II (NETHERLANDS), L.P.

                                 By:    Dolphin Communications II, L.P.,
                                        Its General Partner

                                 By:    Dolphin Communications, L.L.C.,
                                        Its General Partner

                                        By: /s/ Richard Brekka
                                            __________________________________
                                            Name:  Richard J. Brekka
                                            Title:  President

                                 DOLPHIN COMMUNICATIONS, L.P.

                                 By:    Dolphin Communications I, L.L.C.,
                                        Its General Partner

                                        By: /s/ Richard Brekka
                                            __________________________________
                                            Name:  Richard J. Brekka
                                            Title:  President


                                 DOLPHIN COMMUNICATIONS I, L.L.C.

                                        By: /s/ Richard Brekka
                                            _________________________________
                                            Name:  Richard J. Brekka
                                            Title:  Managing Member

                                 DOLPHIN COMMUNICATIONS II, L.P.

                                 By:    Dolphin Communications, L.L.C.,
                                        Its General Partner

                                        By: /s/ Richard Brekka
                                            __________________________________
                                            Name:  Richard J. Brekka
                                            Title:  President

                                 DOLPHIN COMMUNICATIONS, L.L.C.

                                        By: /s/ Richard Brekka
                                            __________________________________
                                            Name:  Richard J. Brekka
                                            Title:  Managing Member


                                 RICHARD BREKKA

                                        By: /s/ Richard Brekka
                                            _________________________________